GuidePath Income Fund
Schedule of Investments
December 31, 2024 (Unaudited)

INVESTMENT COMPANIES - 97.6%	Shares	Value
Domestic Fixed Income Funds - 88.8%
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	527,648	$27,179,148
iShares Core U.S. Aggregate Bond ETF	238,399	23,100,863
SPDR Bloomberg High Yield Bond ETF (b)	191,886	18,319,356
VanEck Emerging Markets High Yield Bond ETF	736,684	14,343,238
		82,942,605

Emerging Markets Fixed Income Funds - 8.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF (b)	92,033	8,194,618
TOTAL INVESTMENT COMPANIES (Cost $88,376,849)		91,137,223

SHORT-TERM INVESTMENTS - 31.3%		Value
Investments Purchased with Proceeds from Securities Lending - 28.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.51% (c)	26,812,975	26,812,975

Money Market Funds - 2.6%	Shares
JPMorgan U.S. Government Money Market Fund - Class IM, 4.45% (c)	2,419,312	2,419,312
TOTAL SHORT-TERM INVESTMENTS (Cost $29,232,287)		29,232,287

TOTAL INVESTMENTS - 128.9% (Cost $117,609,136)		120,369,510
Liabilities in Excess of Other Assets - (28.9)%		(26,988,079)
TOTAL NET ASSETS - 100.0%		$93,381,431
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $26,248,762 which represented 28.1% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.